UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 15, 2005

(Date of earliest event reported)

Ventana Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20931	94-2976937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1910 Innovation Park Drive, Tucson, AZ	85737
(Address of principal executive offices)	(Zip Code)

(520) 887-2155

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

Ventana Reports First Quarter Results

99.1  Press Release of Ventana Medical Systems, Inc. dated April 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2005
VENTANA MEDICAL SYSTEMS, INC.
By: /s/ Nicholas Malden
Nicholas Malden
Senior Vice President, Chief Financial Officer, and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated April 15, 2005